Exhibit 99.1

Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

KINDRED HEALTHCARE EXECUTES FAVORABLE AGREEMENTS WITH VENTAS, INC.

KINDRED TO RENEW LEASES FOR 22 TRANSITIONAL CARE HOSPITALS AND

26 NURSING AND REHABILITATION CENTERS

NEW AGREEMENTS WILL FACILITATE THE EARLY DISPOSITION OF

60 NON-STRATEGIC NURSING CENTERS

Agreements Expected to be Slightly Accretive to 2014 Earnings and Beyond

LOUISVILLE, Ky. (October 1, 2013) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that it has entered into agreements to renew early its leases with Ventas, Inc. (“Ventas”) (NYSE:VTR) for 22 transitional care (“TC”) hospitals (certified as long-term acute care (“LTAC”) hospitals) and 26 nursing and rehabilitation centers (collectively, the “Renewal Facilities”). The current lease term for the Renewal Facilities was scheduled to expire in April 2015.

Kindred will renew the existing leases for three TC hospitals and 15 nursing and rehabilitation centers for an additional five year term effective May 1, 2015. The annual rents for these facilities will increase by $4.0 million on October 1, 2014 and are subject to various rent escalators contained within the existing master leases. In addition, Kindred will renew the leases for 19 TC hospitals and 11 nursing and rehabilitation centers for a term of 10 years and seven months effective October 1, 2014. The annual rents for these facilities will increase by $11.0 million on October 1, 2014 and are subject to annual increases based upon the change in the consumer price index (subject to an annual 4% cap).

The current aggregate annual rent for the Renewal Facilities approximates $79 million. The 22 TC hospitals contain 1,753 licensed beds and generated revenues and earnings before interest, income taxes, depreciation, amortization and rent (including the allocation of approximately $17 million of overhead costs) of approximately $572 million and $98 million, respectively, for the year ended December 31, 2012. The 26 nursing and rehabilitation centers contain 3,134 licensed beds and generated revenues and earnings before interest, income taxes, depreciation, amortization and rent (including the allocation of approximately $8 million of overhead costs) of approximately $271 million and $48 million, respectively, for the year ended December 31, 2012. The terms of the new leases are substantially similar to the terms of the existing master lease agreements between Kindred and Ventas.

Kindred will not renew the leases for 60 nursing centers which will expire, pursuant to the revised lease agreements, on September 30, 2014 rather than April 30, 2015. These 60 nursing centers contain 7,214 licensed beds and generated revenues and earnings before interest, income taxes, depreciation, amortization and rent (including the allocation of approximately $16 million of overhead costs) of approximately $540 million and $58 million, respectively, for the year ended December 31, 2012. The current aggregate annual rent for these 60 nursing centers is approximately $60 million.

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Kindred Healthcare Executes Favorable Agreements With Ventas, Inc.

October 1, 2013

The agreements between Kindred and Ventas also provide Ventas with more flexibility to accelerate the transfer of the 60 nursing centers to new operators. Kindred expects to exit these facilities on or before September 30, 2014. In connection with the transaction, Kindred will pay Ventas $20 million.

Management believes that entering into the new lease agreements, along with the non-renewal of the 60 nursing centers, will be slightly accretive to the Company’s consolidated earnings per diluted share in 2014. This estimate is based upon a number of assumptions, including, but not limited to the 60 nursing centers transferring to discontinued operations by December 31, 2014, and no material changes in Medicare and Medicaid reimbursement. The Company will record the $20 million payment as an expense in the third quarter of 2013 and likely will record an additional impairment charge related to leasehold improvements in connection with the early termination of the 60 nursing centers.

Paul J. Diaz, Chief Executive Officer of the Company, remarked, “We are pleased to have negotiated a mutually beneficial transaction with Ventas that accelerates our strategic repositioning plan in 2014 and paves the way for us to grow and advance our Integrated Care Market development plans. This transaction will be slightly accretive to Kindred’s earnings in 2014 and will allow us to retain all of our TC hospitals that are up for renewal, along with several high quality nursing and rehabilitation centers. These transactions reflect another step in our maturing and improving relationship with Ventas and allow both companies to focus on the future and the creation of value for our patients and shareholders.”

Mr. Diaz continued, “Like our previous lease renewal transaction, Ventas will be able to re-lease more quickly the 60 nursing centers that we have elected not to renew. In addition, the new arrangement reduces the existing lease term by seven months from the previous expiration date. We believe these steps will effectively accelerate the transition of these facilities for the benefit of Kindred, Ventas, the new tenants, our employees and our residents. We will be actively engaged with Ventas as it pursues the transfer of these 60 nursing centers and we remain committed to operating these facilities in a manner to achieve the best outcome for all involved. We believe that these transactions will also significantly improve our capital structure, by reducing our lease obligations and related leverage, and provide a path to profitability for our Nursing Center Division.”

The effectiveness of the renewals is contingent upon there being no event of default under the master lease agreements upon the renewal effective date in October 2014 and May 2015, as applicable. Additional information regarding the master lease agreements is contained in the Company’s Form 10-K for the year ended December 31, 2012 and copies of the master lease agreements filed with the Securities and Exchange Commission.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon

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Kindred Healthcare Executes Favorable Agreements With Ventas, Inc.

October 1, 2013

management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price include, without limitation, (a) the potential for diversion of management time and use of the Company’s resources in seeking to transfer the operations of 60 non-strategic nursing centers currently leased from Ventas, (b) the impact of healthcare reform, which will initiate significant changes to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors, including reforms resulting from the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act (collectively, the “ACA”) or future deficit reduction measures adopted at the federal or state level. Healthcare reform is affecting each of the Company’s businesses in some manner. Potential future efforts in the U.S. Congress to repeal, amend, modify or retract funding for various aspects of the ACA create additional uncertainty about the ultimate impact of the ACA on the Company and the healthcare industry. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (c) the impact of final rules issued by CMS on August 1, 2012 which, among other things, will reduce Medicare reimbursement to the Company’s TC hospitals in 2013 and beyond by imposing a budget neutrality adjustment and modifying the short-stay outlier rules, (d) the impact of final rules issued by CMS on July 29, 2011 which significantly reduced Medicare reimbursement to the Company’s nursing centers and changed payments for the provision of group therapy services effective October 1, 2011, (e) the impact of the Budget Control Act of 2011 (as amended by the American Taxpayer Relief Act of 2012 (the “Taxpayer Relief Act”)) which will automatically reduce federal spending by approximately $1.2 trillion split evenly between domestic and defense spending. An automatic 2% reduction on each claim submitted to Medicare began on April 1, 2013, (f) the impact of the Taxpayer Relief Act which, among other things, reduces Medicare payments by 50% for subsequent procedures when multiple therapy services are provided on the same day. At this time, the Company believes that the rules related to multiple therapy services will reduce the Company’s Medicare revenues by $25 million to $30 million on an annual basis, (g) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursement for the Company’s TC hospitals, nursing centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part B therapy cap exception process, (h) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (i) the ability of the Company’s hospitals to adjust to potential LTAC certification and medical necessity reviews, (j) the impact of the Company’s significant level of indebtedness on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, (k) the Company’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, as and when planned, including the potential impact of unanticipated issues, expenses and liabilities associated with those activities, (l) the Company’s ability to pay a dividend as, when and if declared by the Board of Directors, in compliance with applicable laws and the Company’s debt and other contractual arrangements, (m) the failure of the Company’s facilities to meet applicable licensure and certification requirements, (n) the further consolidation and cost

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Kindred Healthcare Executes Favorable Agreements With Ventas, Inc.

October 1, 2013

containment efforts of managed care organizations and other third party payors, (o) the Company’s ability to meet its rental and debt service obligations, (p) the Company’s ability to operate pursuant to the terms of its debt obligations, and comply with its covenants thereunder, and its ability to operate pursuant to its master lease agreements with Ventas, (q) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (r) the Company’s ability to control costs, particularly labor and employee benefit costs, (s) the costs of defending and insuring against alleged professional liability and other claims (including those related to pending whistleblower and wage and hour class action lawsuits against the Company) and the Company’s ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (t) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (u) the Company’s obligations under various laws to self-report suspected violations of law by the Company to various government agencies, including any associated obligation to refund overpayments to government payors, fines and other sanctions, (v) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (w) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (x) the Company’s ability to attract and retain key executives and other healthcare personnel, (y) the Company’s ability to successfully dispose of unprofitable facilities, (z) events or circumstances which could result in the impairment of an asset or other charges, such as the impact of the Medicare reimbursement regulations that resulted in the Company recording significant impairment charges in 2012 and 2011, (aa) changes in generally accepted accounting principles or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (bb) the Company’s ability to maintain an effective system of internal control over financial reporting.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-125 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of approximately $6 billion and approximately 72,000 employees in 46 states. At June 30, 2013, Kindred through its subsidiaries provided healthcare services in 2,167 locations, including 116 transitional care hospitals, six inpatient rehabilitation hospitals, 169 nursing centers, 24 sub-acute units, 105 Kindred at Home hospice, home health and non-medical home care locations, 103 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,644 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for five years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

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